UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14C INFORMATION
               Information Statement Pursuant to Section 14 (c)
                    of the Securities Exchange Act of 1934


Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5
	(d)(2))
[X]	Definitive Information Statement


                            NASUS CONSULTING, INC.
            (Exact Name of Registrant As Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed
	pursuant to Exchange Act Rule 0-11
	(Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act
	Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No:
(3)	Filing Party:
(4)	Date Filed:



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                            NASUS CONSULTING, INC.
                          9000 Burma Road, Suite 103
                         Palm Beach Gardens, FL 33403
                              Phone: 561-932-1422

             NOTICE OF STOCKHOLDER ACTION TAKEN BY WRITTEN CONSENT

To our Stockholders:

NOTICE IS HEREBY GIVEN that the Board of Directors (the "Board") of Nasus Consulting, Inc., a Nevada corporation (hereinafter the "Company," "we," "us" or "our"), has approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.001 per share (the "Common Stock"), have executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting, approving an amendment to our Articles of Incorporation, as amended (our "Articles of Incorporation"), to change our name from "Nasus Consulting, Inc." to "National Asset Recovery Corp."

The accompanying information statement (the "Information Statement"), which describes the proposed name change in more detail, and provides our stockholders with other important information, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. Pursuant to Nevada Revised Statutes, our Articles of Incorporation and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve the proposed name change. The name change amendment will become effective on the date the Company files an amendment to its Articles of Incorporation with the Nevada Secretary of State, which we anticipate to be on or around October 1, 2010. In accordance with the federal securities laws, the proposed name change cannot be effected until at least twenty (20) calendar days following the mailing of this Information Statement. We will first mail this Information on or about September 13, 2010 to stockholders of record as of August 28, 2010.

Your consent regarding the proposed name change is not required and is not being solicited in connection with this corporate action. The accompanying Information Statement will serve as notice pursuant to the Nevada Revised Statutes and the Exchange Act of the approval by less than the unanimous written consent of the stockholders of the Company with respect to the proposed name change.

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
      SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR
                          INFORMATION PURPOSES ONLY.


 				By Order of the Board of Directors
 				William G. Forhan
 				Chief Executive Officer and
 				Chief Financial Officer
 				September 13, 2010

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                            NASUS CONSULTING, INC.
                          9000 Burma Road, Suite 103
                         Palm Beach Gardens, FL 33403
                              Phone: 561-932-1422

                INFORMATION STATEMENT PURSUANT TO SCHEDULE 14C

THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY. NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

       THE APPROXIMATE DATE OF MAILING OF THIS INFORMATION STATEMENT IS
                              SEPTEMBER 13, 2010.

Nasus Consulting, Inc., a Nevada corporation (hereinafter the "Company," "we," "us" or "our"), is sending you this Information Statement solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that our Board of Directors (our "Board") has previously approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.001 per share (the "Common Stock"), have previously executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting approving, an amendment to our Articles of Incorporation, as amended (our "Articles of Incorporation"), to change our name from "Nasus Consulting, Inc." to "National Asset Recovery Corp." No vote or other action is requested or required on your part.

        BRIEF QUESTIONS AND ANSWERS REGARDING THE PROPOSED NAME CHANGE

Q1:	What actions were taken by the Action by Written Consent of the
Stockholders in lieu of a Special Meeting?

A1:	Pursuant to the Action by Written Consent of the Stockholders in lieu of a Special Meeting, our stockholders holding at least a majority of the issued and outstanding shares of our Common Stock approved an amendment to our Articles of Incorporation to change our name from "Nasus Consulting, Inc." to "National Asset Recovery Corp." (the "Name Change Amendment"). Additional information regarding the Name Change Amendment is set forth below in the section entitled "Approval of Name Change Amendment."

Q2:	How many shares of Common Stock were voted in favor of the Name Change
Amendment?

A2:	The approval of the Name Change Amendment by the written consent of our stockholders requires the consent of the holders of at least a majority of our outstanding shares of Common Stock as of August 28, 2010 (the "Record Date"). As of the Record Date, 85,660,367 shares of our Common Stock were issued and outstanding. Each share of our Common Stock is entitled to one vote. The holders of 60,000,000 shares of our Common Stock, representing approximately 70.04% of the shares entitled to vote on the Record Date, executed the Action by Written Consent of the Stockholders in Lieu of a Special Meeting. Consequently, no additional votes are required to approve the Name Change Amendment.

Q3:	Why is the Company amending its Articles of Incorporation through a stockholder written consent in lieu of holding a stockholder meeting?

A3:	Under the Nevada Revised Statutes, our Articles of Incorporation and our
bylaws, stockholder actions may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding Common Stock is sufficient to approve and adopt the Name Change Amendment. The Company is not required to solicit the vote of any additional stockholders to affect the Name Change Amendment. However, the Company is obligated by the Nevada Revised Statutes and the federal securities laws to provide this Information Statement to you in connection with the Name Change Amendment.

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Q4:	Has the Board approved the Name Change Amendment?

A4:	Yes.  The Board approved the Name Change Amendment on August 29, 2010.

Q5:	When will the Name Change Amendment be effective?

A5:	The Name Change Amendment will become effective on the date it is filed with the Nevada Secretary of State, which we anticipate to be on or around October 1, 2010. In accordance with the federal securities laws, the proposed name change cannot be effected until at least twenty (20) calendar days following the mailing of this Information Statement.

Q6:	Am I entitled to dissenter's rights in connection with the name change?

A6:	No. The Nevada Revised Statutes does not provide for dissenter's rights with respect to the Name Change Amendment.

                       APPROVAL OF NAME CHANGE AMENDMENT

Name Change Amendment

Our Board and a majority of the holders of our Common Stock have approved an amendment to our Articles of Incorporation to change our name from "Nasus Consulting, Inc." to "National Asset Recovery Corp." The name change is being effected because our Board believes that the new name will better reflect the Company's new business model. A copy of the proposed form of Certificate of Amendment of the Articles of Incorporation is attached to this Information Statement as Exhibit A.

As previously reported on a Form 8-K filed on August 30, 2010, on August 27, 2010, the following transactions were effected resulting in a change of control transaction:

*	The Company issued an aggregate of 3,020,367 shares of common stock to a total of 15 individuals for gross proceeds of $1,663,557.75. The Company sold these shares of common stock pursuant to the registration exemption afforded the Company under Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act"), due to the facts that all of the purchasers were non-US residents and the Company did not solicit individuals or advertise the offering of securities.

*	The Company issued an aggregate of 20,000,000 to William G. Forhan in consideration for services rendered to the Company. The shares were issued pursuant to the registration exemption afforded the Company under Section 4(2) of the Securities Act due to the fact that the issuance did not involve a public offering of securities and was made to one individual.

*	The Company issued an aggregate of 20,000,000 to DewFish and Company,
Inc. in consideration for services rendered to the Company. The shares were issued pursuant to the registration exemption afforded the Company under
Section 4(2) of the Securities Act due to the fact that the shares were issued for services rendered, the issuance did not involve a public offering of securities and was made to one entity.

*	The Company issued an aggregate of 20,000,000 to Ralph Oelbermann in consideration for consulting services rendered to the Company. The shares were issued pursuant to the registration exemption afforded the Company under
Section 4(2) of the Securities Act due to the fact that the shares were issued for services rendered, the issuance did not involve a public offering of securities and was to one individual.

As a result of the Company issuing a total of 60,000,000 shares of common stock as stated above, there was in effect, a change of control of the Company. The persons who acquired such control are William G. Forhan, DewFish and Company, Inc. and Ralph Oelbermann, each beneficially owning approximately 23.35% of the Company's common stock and together, approximately 70.04%.

In connection with the August 27, 2010 change of control as described herein, Oleksandr Shalash, John Jenkins and Thomas Kellgren each resigned from the Board of Directors of the Company. John Jenkins also resigned as the Company's Chief Executive Officer and Chief Financial Officer, and Robert Ogden resigned as the Company's Treasurer and Secretary. There were no disagreements between the Company and any of the directors or officers who resigned.

Upon the aforementioned resignations, William G. Forhan, Robert Kuechenberg, Brad Shrader and Steven York were subsequently elected as the Company's directors by majority consent of the common stockholders. The Board of Directors then appointed Mr. Forhan as the Company's Chief Executive Officer and Chief Financial Officer, and Mr. Brad Shrader as the Company's Chief Operating Officer.

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As a result in the change of control transaction described herein, the Company has changed its business model and purpose, and is now in the business of repossession of motor vehicles, luxury assets and heavy equipment. Our intended clients are proposed to be banks and lenders that have loaned money to consumers who purchased autos/trucks, airplanes, boats/yachts and construction equipment. We plan to enter the market in Florida and to expand nationwide with strategic mergers and alliances.

A copy of the proposed form of Certificate of Amendment of the Articles of Incorporation is attached to this Information Statement as Exhibit A.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, 85,660,367 shares of our Common Stock were outstanding. The following table sets forth certain information at the Record Date with respect to the beneficial ownership of shares of common stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of common stock (based upon reports which have been filed and other information known to us), (ii) each of our Directors, (iii) each of our Executive Officers and (iv) all of our Executive Officers and Directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.

------------------------------- ------------------------------- -------------
Name and Address of		Amount and Nature of		Percentage
Beneficial Owner		Beneficial Ownership of 	of Class (1)
				Common Stock
------------------------------- ------------------------------- -------------
William G. Forhan
1501 S Ocean Blvd. # 326
Pompano Beach, FL 33062		20,000,000			23.35%
------------------------------- ------------------------------- -------------
DewFish and Company, Inc.
58 Tall Oaks Circle
Tequesta, FL 33469		20,000,000 (2)			23.35%
------------------------------- ------------------------------- -------------
Ralph Oelbermann
19 Windward Isle
Palm Beach Gardens, FL 33418	20,000,000			23.35%
------------------------------- ------------------------------- -------------
Directors and Officers as a
group (1person)			20,000,000			23.35%
------------------------------- ------------------------------- -------------

(1)	The calculation of the percentage owned is based on 85,660,367 shares of common stock issued and outstanding.

(2)	Mr. Richard David Dewey has sole voting and dispositive control over
DewFish and Company, Inc.

               INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO
                           MATTERS TO BE ACTED UPON

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the Name Change Amendment, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock set forth above in the section entitled "Security Ownership of Certain Beneficial Owners and Management." None of our directors opposed the Name Change Amendment.

                       EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all related materials. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our Common Stock held of record by such person and that we will reimburse them for their

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reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing us at Nasus Consulting, Inc. CEO William G. Forhan, 9000 Burma Road, Suite 103, Palm Beach Gardens, FL 33403.

                                 MISCELLANEOUS

Only one Information Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders sharing such address. We undertake to deliver promptly upon request a separate copy of this Information Statement to any stockholder at a shared address to which a single copy of this Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such a request, it may be given verbally by telephoning our offices at 561-932-1422 or by mail to our address at Nasus Consulting, Inc., CEO William G. Forhan; 9000 Burma Road, Suite 103, Palm Beach Gardens, FL 33403, USA. In addition, stockholders sharing an address can request delivery of a single copy of annual reports or proxy statements if you are receiving multiple copies upon written or oral request to the Chief Executive Officer at the address and telephone number stated above.

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC's website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

                                  CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and Amendment. Your consent to the actions and Amendment is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS SEPTEMBER 13, 2010. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

	By Order of the Board of Directors,

	Palm Beach Gardens, Florida	/s/ William G. Forhan
	Dated September 13, 2010	William G. Forhan
					CEO, CFO and Member of the Board


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                                   EXHIBIT A
                             Name Change Amendment

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

                           CERTIFICATE OF AMENDMENT
                      (PURSUANT TO NRS 78.385 AND 78.390)

Important: Read attached instructions before completing form.


ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Nasus Consulting, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 1 of the Articles of Incorporation of the corporation is hereby amended to change the name of the corporation from Nasus Consulting, Inc. to National Asset Recovery Corp.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as maybe required in the case of a vote by classes or series, or as maybe required by the provisions of the articles of incorporation have voted in favor of the amendment is: 70.04%

4. Effective date of filing (optional):  10/01/10

5. Officer Signature (required): /s/ William G. Forhan, Chief Executive Officer and Chief Financial Officer

*If any proposed amendment would alter or change any preference of any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment required regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

             This form must be accompanied by appropriate fees.
                          See attached fee schedule.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on 11/03/03

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